SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) FEBRUARY 3, 1997

                         HI-RISE RECYCLING SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

        0-21946                                            65-0222933
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(Commission File Number)                       (IRS Employer Identification No.)

                        16255 N.W. 54TH AVENUE
                            MIAMI, FLORIDA                     33014
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               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (305) 624-9222

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          (Former name or former address, if changed since last report)

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ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS

         On February 3, 1997, the Registrant, through a newly-formed wholly-owned subsidiary ("Acquisition Corp"), acquired (the "Acquisition") substantially all of the assets other than real property (the "Assets") and assumed certain of the liabilities of Wilkinson Company, Inc., an Ohio corporation (the "Seller"), pursuant to the terms of an Asset Purchase Agreement, dated as of February 3, 1997 (the "Asset Purchase Agreement"), by and among the Registrant, Acquisition Corp. and the Seller. The aggregate purchase price (the "Purchase Price") paid by the Registrant for the Assets was (i) $2,486,827 in cash, subject to adjustment under certain circumstances, and (ii) 76,272 shares of the common stock, $.01 par value, of the Registrant. The Purchase Price was determined through negotiations between the Registrant and the Seller. Reference is made to the Asset Purchase Agreement, filed as Exhibit 2 hereto, for further information concerning the terms and conditions of the Acquisition. The Asset Purchase Agreement and such information are incorporated herein by reference.

         In connection with the Acquisition, Acquisition Corp and the Seller entered into a three-year lease pursuant to which Acquisition Corp is leasing the Seller's manufacturing facility in Ohio.

         Following the consummation of the Acquisition, Acquisition Corp changed its name to "Wilkinson Company, Inc."

         The Seller was engaged in the sale, manufacture, distribution and installation of sheet metal fabrication products, including metal kick plates, corner guards, door edge protectors, lighted hand rails, bumper rail systems, conveyor systems, linen and rubbish chutes, multiple chute systems, recycling systems and accessories associated therewith. The Registrant intends to continue the business conducted by the Seller and to consolidate manufacturing and engineering of all of the Registrant's products at the manufacturing facility in Ohio.

         The Registrant funded the cash portion of the Purchase Price from the proceeds of two lines of credit and a term loan from Ocean Bank, N.A.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

         (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         It is currently impracticable to provide the financial information required pursuant to Item 310 of Regulation S-B. This Report will be amended within 60 days of the date this Report is filed to include such financial information.

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         (B)    PRO FORMA FINANCIAL INFORMATION

         It is currently impracticable to provide the pro forma financial information required pursuant to Item 310(d) of Regulation S-B. This Report will be amended within 60 days of the date this Report is filed to include such pro forma financial information.

         (C)    EXHIBITS

                (2) Asset Purchase Agreement, dated as of February 3, 1997, by and among Hi-Rise Recycling Systems, Inc., WC Acquisition Corp. and Wilkinson Company, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HI-RISE RECYCLING SYSTEMS, INC.

Dated:   February 18, 1997                 By:/s/ DONALD ENGEL
                                              ----------------------------------
                                              Donald Engel
                                              Co-Chairman of the Board and
                                              Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

 2 Asset Purchase Agreement, dated as of February 3, 1997, by and among Hi-Rise Recycling Systems, Inc., WC Acquisition Corp. and Wilkinson Company, Inc.